[NEWCOURT LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended January 31, 1999 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of March, 1999.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                      February 1999

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   1,123,242.19      902,139.17             0.00
Investment Earnings                                                      35,370.79       5,119.58        3,741.48
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (25,849.59)

COLLECTION ACCOUNT

Collections [4.3 a]                                                   6,625,663.81
Add: Servicer Advances [4.3 b]                                        1,854,051.59
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (252,736.92)

Less: Investment Earnings to Newcourt [4.2 e]                           (35,370.79)     (5,119.58)      (3,741.48)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                     (8,226,978.48)                                   8,226,978.48

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (56,162.11)                                      56,162.11
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                   8,170,816.37
     (1) Class A Interest [4.3 d iv A]                                 (495,129.64)
     (2) Class B Interest [4.3 d iv B]                                  (65,605.41)
     (3) Class A Principal [4.3 d iv C]                              (7,141,775.04)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00     (75,293.53)
     (5) Class C Interest [4.3 d iv E]                                  (80,727.65)
     (6) Class B Principal [4.3 d iv F]                                (193,789.31)
     (7) Class C Principal [4.3 d iv G]                                (193,789.31)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                         (8,226,978.47)                                     56,162.11

Ending Balance                                                                0.00   1,047,948.66     876,289.58             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                          February 1999

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          1,057,691.25       4,009,386.51      3,103,738.60
     (1) Class A Interest [4.3 d iv A]                                          88,046.57         180,719.23        226,363.84
     (2) Class B Interest [4.3 d iv B]                                          14,816.26          24,018.25         26,770.90
     (3) Class A Principal [4.3 d iv C]                                      1,286,775.47       2,389,454.82      3,465,544.75
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          17,807.06          29,369.80         33,550.79
     (6) Class B Principal [4.3 d iv F]                                         34,608.51          62,105.69         97,075.11
     (7) Class C Principal [4.3 d iv G]                                         34,608.51          62,105.69         97,075.11
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 1,476,662.38       2,747,773.48      3,946,380.50

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              February 1999

Prior Month's Series ADCB Reconciliation                                    SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               21,259,126.03       41,523,883.86      55,536,404.25
    Less: Previous Period's Prepayments                                        902,828.44        2,159,946.02       2,499,940.18
    Less: Previous Period's Defaults                                            73,470.91          152,193.54         206,815.90

    Prior Month Series ADCB (reported this period)                          20,282,826.68       39,211,744.30      52,829,648.17

Class A Interest Schedule                                                   SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       15,560,512.54       31,566,677.91      43,531,507.09
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                       88,046.57          180,719.23         226,363.84
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                        88,046.57          180,719.23         226,363.84

Class A Principal Schedule                                                  SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       15,560,512.54       31,566,677.91      43,531,507.09
    Prior Months Series ADCB                                                20,282,826.68       39,211,744.30      52,829,648.17
    Current Months Series ADCB                                              19,417,613.92       37,659,102.07      50,402,770.50
                                                                            -------------      --------------     --------------
                                                  Difference                   865,212.76        1,552,642.23       2,426,877.67
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due      795,995.74        1,428,430.85       2,232,727.46

    Current Prepayments                                                        422,748.58          829,541.02       1,055,876.00
    Current Defaults                                                            68,031.15          131,482.95         176,941.29

                                                  Class A Total Due          1,286,775.47        2,389,454.82       3,465,544.75

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    1,286,775.47        2,389,454.82       3,465,544.75

    Class A Principal Distribution                                           1,286,775.47        2,389,454.82       3,465,544.75

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            14,273,737.07       29,177,223.09      40,065,962.34

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             14,273,737.07       29,177,223.09      40,065,962.34

Class B Interest Schedule                                                   SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,361,156.93        3,822,533.12       4,649,070.56
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       14,816.26           24,018.25          26,770.90
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        14,816.26           24,018.25          26,770.90

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              February 1999

Class B Principal Schedule                                                  SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,361,156.93        3,822,533.12       4,649,070.56
    Prior Months Series ADCB                                                20,282,826.68       39,211,744.30      52,829,648.17
    Current Months Series ADCB                                              19,417,613.92       37,659,102.07      50,402,770.50
                                                                            -------------      --------------     --------------
                                                  Difference                   865,212.76        1,552,642.23       2,426,877.67
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       34,608.51           62,105.69          97,075.11

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             34,608.51           62,105.69          97,075.11

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       34,608.51           62,105.69          97,075.11

    Class B Principal Distribution                                              34,608.51           62,105.69          97,075.11

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,326,548.42        3,760,427.43       4,551,995.45

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,326,548.42        3,760,427.43       4,551,995.45

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,361,156.93        3,822,533.12       4,649,070.56
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       17,807.06           29,369.80          33,550.79
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        17,807.06           29,369.80          33,550.79

    Class C Interest Paid                                                       17,807.06           29,369.80          33,550.79
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,361,156.93        3,822,533.12       4,649,070.56
    Prior Months Series ADCB                                                20,282,826.68       39,211,744.30      52,829,648.17
    Current Months Series ADCB                                              19,417,613.92       37,659,102.07      50,402,770.50
                                                                            -------------      --------------     --------------
                                                  Difference                   865,212.76        1,552,642.23       2,426,877.67
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       34,608.51           62,105.69          97,075.11
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       34,608.51           62,105.69          97,075.11

    Class C Principal Distribution                                              34,608.51           62,105.69          97,075.11

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Distribution             2,326,548.42        3,760,427.43       4,551,995.45

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,326,548.42        3,760,427.43       4,551,995.45

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            February 1999



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                112,324,219.15
    Servicing Rate                                             0.60%
    Monthly Servicing Rate                                     0.05%
    Prior Servicing Fee Arrearage                               0.00
    Current Servicer Fee                                   56,162.11
    Servicer Fee Due                                       56,162.11
    Current Servicing Fee Arrearage                             0.00



Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,123,242.19
    Series ADCB                                         104,794,865.50
    Required Balance (Series ADCB* 1.00%)                 1,047,948.66
    Current Period Draw on Reserve                                0.00
    Required Deposit to Reserve Account                                              0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account          (75,293.53)
    Ending Reserve Account Balance                        1,047,948.66
                                                        ---------------


Cash Collateral Account Schedule
--------------------------------
    Prior Month Balance                                     902,139.17
    Required Balance                                        876,289.58
    Withdraw from Cash Collateral Account                   (25,849.59)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                 February 1999

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            113,006,183

            Delinquency Ratio                                          0.64%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.14%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests


                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current:    (yes/no)       (yes/no)        (yes/no)        (yes/no)        (yes/no)
                 Event of Default:      no          no             no              no              no              no




                                                                Monthly     Weighted
Delinquencies                     Delinquencies     ADCB      Delinquency    Average
                                  -------------     ----      -----------   ---------
              0
                   2 months prior    709,310     121,899,464      0.58%      0.21%
                   1 month prior     728,636     112,324,219      0.65%      0.21%
                   Current           740,745     104,794,866      0.71%      0.22%
                                                                  -----      -----
                                                                  0.65%      0.64%


                                    Delinquency Ratio:            0.64%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
                                    -----------     ----       --------
             0
                   5 months prior      26,387    150,963,762     0.02%
                   4 months prior      80,630    141,652,294     0.06%
                   3 months prior      11,378    132,690,695     0.01%
                   2 months prior       7,229    121,899,464     0.01%
                   1 month prior      (31,070)   112,324,219    -0.03%
                   Current             (8,086)   104,794,866    -0.01%
                                      -------  -------------     -----
                                       86,468    764,325,500     0.01%


                   Average ADCB                              127,387,550
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,273,876
                   Sum of Charge-Offs *2                         172,936
                   Annualized Charge-Off Ratio:                    0.14%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,047,949
                   Series Allocation Percentage                   12.94%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          4,653,097
                                                               ---------
                                                               4,788,731
Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,047,949
                   Series Allocation Percentage                   49.07%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          7,520,855
                                                               ---------
                                                               8,035,079
Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,047,949
                   Series Allocation Percentage                   37.99%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,103,991
                                                              ----------
                                                               9,502,061

Newcourt Receivables Asset Trust                               February 1999
Monthly Servicer Certificate - Certificate Schedules

CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          14,273,737      29,177,223    40,065,962
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.119288961     0.171821889   0.212921032
  Principal Factor (per thousand):         10.753883770    14.071271939  18.416813724
  Interest Factor (per thousand):           0.735825793     1.064238339   1.202956815

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,326,548       3,760,427     4,551,995
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.447200737     0.509330380   0.556381465
  Principal Factor (per thousand):          6.652322839     8.411893395  11.865300059
  Interest Factor (per thousand):           2.847928003     3.253147313   3.272154534


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,326,548       3,760,427     4,551,995
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.447200737     0.509330380   0.556381465
  Principal Factor (per thousand):          6.652322839     8.411893395  11.865300059
  Interest Factor (per thousand):           3.422808781     3.977986987   4.100847175


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              100,389,743    104,794,866     95.80%
  31-60 Days Past Due    3,664,378    104,794,866      3.50%
  61-90 Days Past Due      740,745    104,794,866      0.71%
